SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 10, 2012

Bama Biotech, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-53875	27-3492854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.29, 448 Minzu Road, Bama County, Bama Yaozu Autonomous County, Guangxi Province, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-778-621-1529

Emerging Growth Acquisitions I, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

On April 10, 2012, Bama Biotech, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) to change its name from “Emerging Growth Acquisitions I, Inc.” to “Bama Biotech, Inc.” and to increase the authorized shares of common stock of the Company from 100,000,000 to 1,000,000,000 and the preferred shares of the Company from 10,000,000 to 500,000,000. The Amendment was effective as of April 10, 2012. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BAMA BIOTECH, INC.
Dated: April 12, 2012
	By:	/s/ Shuairui Qiu
	Name :	Shuairui Qiu
	Title :	President, Chief Executive Officer and Chief Financial Officer